UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2003


                 COMPETITIVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware                 1-8696                   36-2664428
(State or other          (Commission File         (IRS Employer
jurisdiction             Number)                  Identification No.)
of incorporation)




1960 Bronson Road, Fairfield, Connecticut         06824
(Address of principal executive offices)         (Zip Code)



Registrant's  telephone number, including area code   (203)  255-6044


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


Item 4.   Changes in Registrant's Certifying Accountant.

     On September 16, 2003, Competitive Technologies, Inc. ("the Company ") engaged BDO Seidman, LLP as its independent accountant to audit the Company's consolidated financial statements for the fiscal year ended July 31, 2003. The Company's Audit Committee recommended and its Board of Directors approved BDO Seidman, LLP's engagement.

     During the fiscal years ended July 31, 2002 and 2001, and through September 16, 2003, the Company has not consulted BDO Seidman, LLP regarding the application of accounting principles to any specific transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company's financial statements, any other accounting, auditing or financial reporting matter, or any reportable events described in Items 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K.




                            Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:  September 16, 2003               /s/  John B. Nano
                                        By:  John B. Nano
                                        President and
                                        Chief Executive Officer